UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 16, 2022
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9002 San Marco Court	Orlando,	FL	32819
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure
On June 16, 2022, Marriott Vacations Worldwide Corporation (the "Company") issued a press release providing an update on its financial guidance. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. In addition, as previously announced, the Company will host an Investor Day on June 16, 2022 at 12:30 p.m. Eastern Time. Presentation materials will be made accessible on the Company’s website at 11:30 a.m. Eastern Time on June 16, 2022 and will be archived on the Company’s website following the conclusion of the presentation along with a transcript. Participants may watch the live webcast by registering at ir.mvwc.com. A replay of the event will be available for 60 days on the Company’s website.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Marriott Vacations Worldwide Corporation, dated June 16, 2022
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)
The information furnished under Item 7.01 (including Exhibit 99.1) in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated: June 16, 2022	By:	/s/ Anthony E. Terry
	Name:	Anthony E. Terry
	Title:	Executive Vice President and Chief Financial Officer
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